EXHIBIT 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of common stock of the Issuer.

Date: June 27, 2022

STEPSTONE GROUP LP By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE A OPPORTUNITIES FUND, L.P. By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE A (GP), LLC By: StepStone Group LP its sole member By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE AMP OPPORTUNITIES FUND, L.P. – SERIES B By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE AMP (GP), LLC By: StepStone Group LP its sole member By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE CAPITAL PARTNERS IV EUROPE HOLDINGS, SCSP By: StepStone Group LP its portfolio manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE CAPITAL IV (GP) S.A.R.L. By: StepStone Group LP its sole shareholder By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE CAPITAL PARTNERS IV OFFSHORE HOLDINGS, L.P. By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro

Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE CAPITAL PARTNERS IV, L.P. By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE CAPITAL IV (GP), LLC By: StepStone Group LP its sole member By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE H OPPORTUNITIES FUND, L.P. By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE H (GP), LLC By: StepStone Group LP its sole member By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE JP OPPORTUNITIES FUND IA, L.P. By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE JP (GP), LLC By: StepStone Group LP its sole member By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE K STRATEGIC OPPORTUNITIES FUND III, L.P. By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE K OPPORTUNITIES (GP), LLC By: StepStone Group LP its sole member By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE KF PRIVATE EQUITY FUND II, L.P. By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE KF (GP), LLC By: StepStone Group LP its sole member By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE MAPLE OPPORTUNITIES FUND, L.P. By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE MAPLE (GP), LLC By: StepStone Group LP its sole member By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE NL OPPORTUNITIES FUND II, L.P. By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE NL (GP), LLC By: StepStone Group LP its sole member By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE P OPPORTUNITIES FUND, L.P. By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE P (GP), LLC By: StepStone Group LP its sole member By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE RIVAS PRIVATE EQUITY FUND, L.P. By: StepStone Group LP its investment manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

STEPSTONE RIVAS (GP), LLC By: StepStone Group LP its sole member By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary

SUNSTONE PE OPPORTUNITIES FUND, LLC By: StepStone Group LP its manager By: StepStone Group Holdings LLC, its general partner

By:	/s/ Jennifer Y. Ishiguro
Jennifer Y. Ishiguro Chief Legal Officer & Secretary